                                                                   EXHIBIT 10.17

                         PURCHASE AND LICENSE AGREEMENT

     THIS IS AN AGREEMENT between Argonaut Technologies, Inc., a Delaware corporation with an office at 887 Industrial Road, Suite G, San Carlos, CA 94070 ("Vendor") and Zeneca Inc., a Delaware corporation with an office at 1800 Concord Pike, Wilmington, Delaware 19850-5437 ("Zeneca").

     WHEREAS, Vendor desires to sell Trident Automation Library System products to Zeneca and license related software to Zeneca, and

     WHEREAS, Zeneca offers to purchase said Trident Automation Library System products and obtain a license for such related software from Vendor.

     NOW, THEREFORE, this 30th day of September 1998, in consideration of the terms and conditions recited herein, the parties hereby agree as follows.

                                   Article 1

Definitions

1.1 "Acceptance Date" means the date on which Vendor receives written notice from Zeneca that the System meets, and has been demonstrated to meet, the Specifications and that all Hardware, Software and Documentation have been received and are installed and operational. Such notice shall be on the form attached hereto as Exhibit A entitled "Notice of Acceptance Date", and no other communication of any sort will establish an Acceptance Date hereunder.

1.2 "Agreement" means this Agreement including any exhibits and amendments attached hereto.

1.3 "Delivery Date" shall mean the date which Vendor delivers the System to the Installation Location at Zeneca and all related Hardware, Software and Documentation, as described in Exhibit B hereto, have been received by Zeneca.

1.4 "Documentation" means the manuals, instructions and other materials, including but not limited to those supplied on paper or electric media (such as CD-ROM based media), related to the System and provided by Vendor to Zeneca hereunder.

1.5 "Effective Date" means the date upon which this Agreement is executed by the last party to execute such Agreement.

1.6 "Hardware" means the hardware components of the System listed in Exhibit B attached hereto and incorporated herein.

1.7 "Installation Location" means Room LW323 on the 3rd floor, Fairfax Research Center of the Zeneca facility at 1800 Concord Pike, Wilmington, Delaware, USA.

1.8 "Specifications" means the Specifications for the System, as set forth in Exhibit C.

1.9 "System" means the Trident Automation Library System comprising the Hardware, the Software and the Documentation described in Exhibit B hereto.

1.10 "Maintenance Agreement" means the maintenance agreement between the parties hereto covering the System, including but not limited to the Hardware and Software purchased under this

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       Agreement. The terms and conditions of said maintenance agreement, if
       Zeneca desires to purchase one, shall be determined at a later date.

1.11 "Purchase Price" constitutes payment for Hardware and Documentation and a license fee for related software.

1.12 "Software" means the software components of the System as listed in Exhibit B attached hereto and incorporated herein.

1.13 "Zeneca Group" - For purposes of this Agreement, Zeneca Group means Zeneca Inc., Zeneca Ltd. and Zeneca Group PLC; their respective direct and indirect parent companies, affiliates, and subsidiaries; their respective officers, directors, trustees, shareholders, employees and agents; and their respective predecessors, successors and assigns, heirs, executors and administrators.

                                   Article 2

Purchase and Sale

2.1 Purchase. Zeneca and Vendor hereby agree that, in return for the payment by Zeneca to Vendor of the Purchase Price and subject to the terms and conditions of this Agreement:

       (a) Vendor shall sell, deliver and install, and Zeneca shall purchase and receive, the Hardware and Documentation; and

       (b) Vendor hereby grants to Zeneca in conjunction with the sale of the Hardware, a perpetual, non-exclusive, paid-up, freely assignable license (the "License") to use and have used the Software, revocable only upon termination of this Agreement by Vendor or Zeneca. Zeneca shall notify Vendor in writing prior to any assignment.

2.2    Purchase Price.

       (a) Zeneca and Vendor hereby agree that the Purchase Price is reflected in Exhibit G; and

       (b) Vendor will offer Zeneca a discount of [*] if this Agreement is executed prior to September 30, 1998.

       (c) Vendor will offer Zeneca a second discount of [*] if a second Trident System if ordered prior to September 30, 1998.

2.3 Payment Schedule. This Purchase Price shall be due and owing to Vendor according to the following schedule:

       Delivery Date:    [*] due within fifteen (15) days after delivery of
                         all components of the System.

       Acceptance Date:  [*] due within fifteen (15) days after Zeneca's
                         Acceptance of the System. Such acceptance shall not exceed forty-five (45) days after successful completion of installation.



[*] Confidential Treatment Requested


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                                   Article 3

Shipment and Delivery

3.1 Shipment. Shipment of the System to the Installation Location shall be at Vendor's expense. Vendor shall be responsible for all cost, risk and expense in delivering to and installing the System at the Installation Location and any damage or harm to the System incurred as a result of shipment, delivery or installation shall be the responsibility of Vendor, (FOB Destination). Notwithstanding the foregoing, Vendor shall not be liable for damage or harm to the System incurred as a result of improper preparation or functioning of the Installation Location, or negligence or misconduct of Zeneca or its agents, employees.

3.2  Delivery. Delivery shall be completed on the following schedule:

     (a) The System shall be delivered to Zeneca no later than [12] weeks from the Effective Date.

     (b) Installation shall be started at the Installation Location no later than [2] week(s) after delivery of the System to Zeneca.

                                   Article 4

Installation and Acceptance

4.1 Installation. Zeneca shall prepare the Installation Location in accordance with the specifications set forth in Exhibit D. Modifications to the Zeneca facility to accommodate the delivery, installation and acceptance of the System shall be the responsibility of Zeneca. Such preparation shall be completed prior to delivery of the System. Vendor shall, at its own expense, install and take all action necessary to ensure the acceptance of the System at the Installation Location. Such installation and testing shall conform to the delivery schedule and acceptance procedures set forth herein. Zeneca shall reasonably cooperate with Vendor to provide access to facilities and personnel to ensure a timely installation and acceptance of the System.

     The System shall be installed by a qualified System Engineer to be selected by Vendor. As used herein, the term "System Engineer" shall mean an engineer qualified to test and install the System. To be eligible for Zeneca's installation, the System Engineer must have previous successful experience in field installations of Vendor's equipment.

     All services hereunder shall be performed during Zeneca's normal working hours between 8:15 am and 4:30 pm, Wilmington, Delaware local time, Monday through Friday, excluding Zeneca holidays unless otherwise agreed in writing by the parties. When installation of the System has been started by Vendor, installation shall proceed continuously during Zeneca's normal working hours until such installation is completed.

4.2  Delays. Time is of the essence in the Agreement.

                                   Article 5
Warranty

5.1 General. Vendor warrants that the System will conform to the Specifications set forth in Exhibit C upon the Acceptance Date and for the later of either twelve (12) months thereafter or December 31, 1999 ("the Initial Warranty Period").


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5.2  Hardware Warranty.

     (a) Vendor represents and warrants the Hardware against defects in material and workmanship for the Initial Warranty Period under normal use and service.

     (b) Vendor will make the benefits of any other warranty covering the Hardware available to Zeneca.

     (c) In the event that the Hardware displays or develops defects in material or workmanship during the Initial Warranty Period:

          (i) Vendor shall attempt to remedy such defect by telephone. If Vendor is unable to so remedy such defect within forty-eight
                 (48) hours of notice to Vendor by Zeneca of such defect, then Vendor shall ensure that a qualified service engineer shall arrive at the Installation Location within seventy-two (72) hours of the end of such forty-eight (48) hour period.

          (ii) Vendor shall provide repair or replacement of any defective parts free of charge.

          (iii) Vendor shall provide any necessary engineering services required in connection with the repair or replacement of any defective parts free of charge.

          (iv) All other applicable rights and remedies shall be available to Zeneca.

          (v) After the Initial Warranty Period, Vendor shall maintain the System as required by Zeneca through telephone support at no charge or by on-site repair at installation Location under the terms of a Maintenance Agreement.

     (d) Vendor further agrees that one preventive maintenance visit for the System shall be scheduled at a time agreed by Zeneca during the Warranty Period.

     (e) Vendor shall not be responsible under this warranty to the extent that defects with the Hardware are caused by misuse, abuse, or other fault attributable to Zeneca or its contractors.

5.2  Software Warranty.

     (a) Vendor warrants that the Software as originally delivered and unaltered will, in conjunction with all other components of the System, materially perform the functions described in and operate in accordance with the Specifications and Documentation and contain no viruses or software locks. Vendor further warrants that the Software shall continue to meet all acceptance tests throughout the term of this Agreement.

     (b) Vendor hereby represents and warrants to Zeneca that the Software licensed to Zeneca hereunder includes Software designed to insure year 2000 compatibility, which shall specifically include the ability to correctly recognize, process, manage, manipulate and store millennial dates without affecting the integrity of data, output (including reports, screen contents, etc.) or interpretation, without interruption, and includes calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century, without any errors relating to date, and that the Software will continue to be year 2000 compatible.


4


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      (c)    Vendor further represents and warrants that any modifications made by Vendor to the Software or services performed by Vendor in order to bring the Software into compliance with these representations and warranties does not and will not corrupt any data included in Zeneca's computer network and does not or will not contain any computer viruses or introduce a computer virus into Zeneca's computer network.

      (d) In the event the Software does not meet any of the above representations and warranties, Vendor shall repair or replace such Software.

      (e) Source Code and Source Code Materials. Vendor hereby grants to Zeneca and the Zeneca Group a fully-paid perpetual, non-exclusive, worldwide, limited license to use, modify, enhance and upgrade the Source Code and the Source Code Materials provided, however, that such license shall be exercisable solely in the event

             (i) Vendor is unable, at any time during the Initial Warranty Period specified in the Purchase and License Agreement to correct any malfunction, defect or nonconformity in the Software which prevents the Software from functioning in accordance with the applicable Specifications. Documentation, performance criteria and other warranties and descriptions provided in this Agreement, within seven (7) business days after Zeneca's notification to Vendor specifying in reasonable detail in what aspects the Software fails to conform; or

             (ii) that the Vendor becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated its business voluntarily or otherwise and Zeneca has compelling reasons to believe that such event(s) will cause Vendor to fail to meet its warranty and maintenance obligations in the foreseeable future. If such event should occur, the source code will be delivered by the Vendor within fifteen days of written request by Zeneca.

5.3   Third Party Rights.   Vendor warrants that the System to (including
      Hardware, Software and Documentation), and use thereof by Zeneca, does not violate any rights of any third party, including without limitation any patent, trademark, copyright, or service mark or constitute theft or misuse of a trade secret owned or controlled by a third party. Vendor warrants that for the Software it has ownership of or the right to distribute and license such Software. If claim is made with regard to Zeneca's use of the System. Vendor shall get permission for Zeneca to use such System.

5.4   Disclaimer.     EXCEPT AS SET FORTH IN THIS AGREEMENT, VENDOR MAKES NO
      WARRANTIES, WHETHER EXPRESS OR IMPLIED, OR STATUTORY REGARDING TO RELATING TO THE SYSTEM, HARDWARE, SOFTWARE, OR DOCUMENTATION, OR ANY MATERIALS OR SERVICES PROVIDED TO ZENECA UNDER THIS AGREEMENT. VENDOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.





                                   Article 6

Indemnification.



6.1 Third Party Infringement. If notified promptly in writing of any action brought against Zeneca or the Zeneca Group alleging that Zeneca's sale, use or other disposition of the System (including

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     Hardware and Software components and Documentation) infringes a patent, trademark, copyright or service mark or constitutes theft or misuse of a trade secret owned or controlled by a third party, Vendor shall defend that action at its expense and shall pay any costs and damages awarded against Zeneca in the action, including external attorney's fees and internal counsel expenses, provided that Vendor shall have control of the defense of any such action and all negotiations for its supplement or compromise, and provided further that no settlement will be made that is contrary to the best interests of Zeneca, as may reasonably be determined by Zeneca. If a final injunction is obtained in such action against Zeneca's use of the System, or any component thereof, or if in Vendor's opinion the System is likely to become the subject of a claim of infringement, Vendor shall, at its option and expense, either procure for Zeneca the right to continue using the System or any component thereof consistent with the purchase and licensing right accorded Zeneca herein, or replace or modify the System or any component thereof so that it becomes non-infringing (but is otherwise substantially identical to the originally provided System and is also suitable for Zeneca's intended uses), or grant Zeneca a credit for the infringing System or component thereof. Vendor shall not have any liability to Zeneca if the alleged infringement is caused by use or sale of the item in combination with other products or devices which are not furnished by Vendor.

6.2 Each party agrees to indemnify, defend and hold the other party harmless from and against any claim, demand, action, penalty, suit or liability (including the cost of defense, settlement, and external attorneys' fees and internal counsel expenses), which the other party may hereafter incur, become responsible for, or pay out as a result of death or bodily injuries to any person, destruction or damage to any property caused by

     (a) the breach of any term, warranty, representation or provision of this Agreement, or

     (b) in the case of Vendor, any failure to warn of damages or defects in the System or any component thereof.

     Notwithstanding the foregoing, either party shall not be obligated to indemnify or hold harmless the other party against any losses, claims or suits caused solely by the willful misconduct or negligence of the other party.


                                   Article 7
                                   ---------

Insurance. Vendor shall at its own expense secure and maintain in full force and effect throughout the term of the Agreement insurance coverage for (a) Workmen's Compensation. (b) General Liability and (c) Automobile Liability in amounts listed on Exhibit E. Certificates evidencing such insurance shall be provided to Zeneca's Insurance Department.



                                   Article 8
                                   ---------


Ancillary Obligations

     8.1 System Changes. Zeneca is entitled to receive the most current and complete commercially released version of the System (including Hardware, Software and Documentation) available at the time of the Acceptance Date.

          Vendor shall promptly furnish to Zeneca any "bug" fixes (a "bug" is defined as something that prevents the Software from performing or meeting the Specifications) during the term of the license at no charge.



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8.2  Software Upgrades/Updates. Commercially released updates to all Zeneca licensed Software modules shall be provided at no charge without limitation during the Initial Warranty Period. Vendor shall provide free support during the Initial Warranty Period. Future updates after the Initial Warranty Period may be purchased at Vendor's then listed price.

8.3 Computer Upgrades. Hardware required for enhanced performance may be purchased from Vendor at the time of purchase. Zeneca may choose to upgrade the original computer hardware equipment after the initial installation; costs and labor for upgraded equipment and connectivity to the system will be Zeneca's responsibility.

8.4 Site Inspection. Upon execution of this Agreement, Vendor shall make available a qualified engineer (at no additional charge) for the purpose of inspecting the Installation Location. The engineer shall conduct a series of standard measurements where required. If these measurements and the site facilities meet Vendor's site requirements, the engineer shall certify in writing on the form attached hereto as Exhibit F that the Installation Location is properly designed and equipped, and that the System will perform according to the Specifications (attached hereto as Exhibit C) and the Documentation in the environment. If the Installation Location does not meet Vendor's site requirements, the engineer shall make specific written recommendations to Zeneca's engineering and building operations staff as to how the Installation Location can be made to meet Vendor's site requirements and Zeneca shall promptly implement such recommendations. If multiple site inspection visits are necessary in order for the Installation Location to be certified, Vendor shall provide an engineer for such visits at Zeneca's expense. Installation cannot be started until a completed site acceptance form (Exhibit F) has been received by Zeneca. Commitment dates will be adjusted to allow for days lost due to site facilities being unavailable.

                                   Article 9

Documentation. Vendor shall supply one (1) printed copy and one (1) electronic media copy of all Documentation for each component of the System as defined herein.

                                   Article 10

Miscellaneous

     10.1      Taxes. The Purchase Price does not include any import duties.

     10.2 Termination. Termination of this Agreement shall occur in one of the following manners:

               a.   Termination by mutual agreement of the parties.

               (b) Zeneca shall have the right to immediately terminate this Agreement based upon Vendor's willful misconduct in connection with services performed under this Agreement. Willful misconduct shall include, but not be limited to, disparagement of Zeneca or the Zeneca Group, as defined in Paragraph 10.12 hereof, or their respective products, services or management; unethical business conduct; unlawful activities; failure to adhere to security, safety, health, and environmental laws and regulations while on Zeneca's premises; or breach of Vendor's obligations under paragraphs
                    5.1 and 5.2 herein and the Confidentiality Agreement signed by Zeneca and Vendor dated herein. Such termination shall be effective upon delivery of written notice to Vendor.

               (c) Except as otherwise provided in paragraph 10.2(b), a party shall have the right to terminate this Agreement based upon the other party's non-performance or breach of any provision of this Agreement. In such event, the non-breaching party shall provide the

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            breaching party with written notice of the reason for the
            non-breaching party's intention to terminate this Agreement and shall provide the breaching party within thirty (30) days to correct any non-performance or breach to the satisfaction of the non-breaching party.

            Except as otherwise provided herein, it is agreed and understood that termination of this Agreement for any reason whatsoever will result in a termination of Vendor's obligation to provide services to Zeneca pursuant to this Agreement and a termination of Zeneca's obligations to compensate Vendor pursuant to paragraph 2.2 as of the effective date of termination. The other terms of this Agreement shall survive the termination of the Agreement.

10.3 Exercise of Rights. Each party's termination of this Agreement pursuant to any of the foregoing provisions or exercise of its rights to relief as otherwise as set forth in this Agreement shall not be construed to limit such party's ability to pursue any other legal rights or claims it may have.

10.4 Entire Agreement. This Agreement, including any Exhibits thereto, constitutes the entire agreement among the parties and supersedes all understandings whether written or oral. The text of this Agreement shall control in case of any conflict with an Exhibit. Further modifications may be made if in writing and signed by all parties.

10.5 Controlling Law. The laws of the United States shall control and in particular, the internal laws of the State of Delaware without regard to its conflicts of law provisions.

10.6   Confidentiality.

       (a) Each party acknowledges that it may have access to and obtain knowledge of certain proprietary and confidential information ("Confidential Information") of the other party disclosing such information (the "Discloser") in the course of its performance under this Agreement. Confidential Information shall not include information that: (i) was already in the possession of the party receiving Confidential Information ("Recipient") before disclosure thereof by Discloser to Recipient as evidenced by Recipient's written records, (ii) is independently developed by Recipient as evidenced by Recipient's written records, (iii) is or becomes publicly available through no fault of Recipient, or (iv) is obtained by Recipient from a third party under no obligation to disclose same.

       (b) Recipient agrees to maintain in strictest confidence and to take all reasonable steps to maintain the confidentiality of the Confidential Information. Recipient also agrees not to disclose Confidential Information to any third party, and to use Confidential Information only to the extent needed to perform under this Agreement. Recipient recognizes that all documents and records received by Recipient from Discloser and all copies of such records and documents shall be Discloser's property exclusively. Recipient shall at all times keep all such documents, records and copies of documents and records in the Recipient's custody and subject to the Recipient's control and shall surrender the same upon request by Discloser.

10.7 Publications. Vendor agrees that it will not use the name of Zeneca or the names of any of its personnel for promotional literature, advertising, or any other reason without the prior written approval of Zeneca, provided that Vendor shall have the right to use the name of Zeneca in its customer list for the System and to distribute such list to third parties.

10.8   Other.

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      (a)  Vendor shall supply a written list of factory and U.S. headquarters contact persons, phone numbers, Internet E-mail addresses and specialties for the Hardware and the Software at the time of delivery of the System.

      (b) Vendor shall make available to Zeneca a twelve (12) month maintenance contract. Zeneca shall have the option to purchase this maintenance agreement at any time during the initial warranty period. See comments at Section 5.1(3)(e).

      (c) Vendor shall provide five (5) consecutive days of training on the System on-site at Zeneca at the time of installation for up to three
           (3) people at no cost to Zeneca.

10.9 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto were upon the same instrument.

10.10 Notices. All notices given under this Agreement shall be in writing and shall be delivered personally, sent by telegram or facsimile with return confirmation, or by first class United States mail, postage pre-paid to the parties at the following addresses:

          If to Zeneca:       Zeneca Inc.
                              1800 Concord Pike
                              Wilmington, DE 19850
                              Attn: Mike Climas
                              Telephone: (302)886-7975
                              Fax: (302)886-2909

          If to Vendor:       Argonaut Technologies, Inc.
                              887 Industrial Road, Suite G
                              San Carlos, CA 94070
                              Attn: Vice President of Sales & Services
                              Telephone: 650/598-1350
                              Fax: 650/598-1359

      Notices shall be effective when received.

10.11 Assignment. Neither party may assign or in any way make over any of its rights or duties under this Agreement without the prior written consent of the other party, except in the event of a sale of company equity or assets. Zeneca may assign any of its rights to any duties under this Agreement to any company controlled, controlling or under common control of Zeneca, in which event this Agreement shall be binding on and inure to the benefit of any successor or assignee of Zeneca. In the event of assignment, the assignor shall continue to be fully liable for any obligations under this Agreement.

10.12 Force Majeure. A party shall be excused from performing its obligations under this Agreement if its performance is delayed or prevented by any cause beyond such party's control and is without its fault or negligence, including but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, labor disputes, government action, including change in relevant government laws or regulations, or power failure. Performance shall be excused only to the extent of and during the reasonable continuance of such disability. Any deadline or time for performance specified that falls due during or subsequent to the occurrence of any of the disabilities referred to herein shall be automatically extended for a period of time equal to the period of such disability. Vendor shall immediately notify Zeneca if, by reason of any of the disabilities referred to herein. Vendor is unable to meet any deadline or time for performance.


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IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL
OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS, REVENUE, DATA OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, VENDOR'S LIABILITY FOR DAMAGES HEREUNDER SHALL IN NO EVENT EXCEED THE AMOUNT OF PAYMENTS PAID BY ZENECA UNDER THIS AGREEMENT EXCLUDING VENDOR'S OBLIGATIONS UNDER SECTION 10.6. DAMAGES RELATING TO EITHER PARTY'S OBLIGATIONS UNDER ALL OTHER SECTIONS, INCLUDING 6.1 AND 6.2 SHALL NOT EXCEED THE LIMITS OF THEIR INSURANCE.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year last written below.


ZENECA, INC.                                 ARGONAUT TECHNOLOGIES

By: /s/ A.K. Willard                         By: /s/ Lissa A. Goldenstein
   ____________________________                  _______________________

Name: A.K. Willard                           Name: Lissa A. Goldenstein
      _________________________
         (Print)

Title: V.P. Biomedical Research              Title: V.P. Sales & Service
       ________________________

Date: 9 Nov. 1998                            Date: 10/30/98
       ________________________                    _____________________



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
                                   EXHIBIT A

                           NOTICE OF ACCEPTANCE DATE
                           _________________________


Date: _______________


Argonaut Technologies, Inc.
887 Industrial Road, Suite G
San Carlos, CA 94070
Attn: VP, Sales & Service


Dear _________:

Zeneca Inc. hereby notifies Argonaut Technologies that it has accepted the System as that term is defined in the Purchase and License Agreement between Zeneca Inc. and Argonaut Technologies, Inc. dated ____________, pursuant to the terms thereof.


Zeneca Inc.


By: _________________

Title: ______________

Date: _______________

                                   EXHIBIT B

               DESCRIPTION OF HARDWARE, SOFTWARE & DOCUMENTATION

1) 900132 Trident Automated Library Production Synthesizer

     consisting of; Trident main synthesizer system with two precision metered syringe systems, fluid delivery interface, reagent, solvent, waste connections, four (4) integrated agitation-thermal units, cabling.

2) Trident Ship Kit consisting of four (4) Trident Reaction Cassettes, 192 Trident Reaction Vessel Assemblies, nine (9) 250 mL Reagent bottles, four (4) 4 L Solvent carriers, two (2) 15 L HDPE waste reservoir, and spare parts.

3) 900136 Gilson 215 Autosampler/Sample Collector Upgrade

4) 900135 Trident Voltage Kit (USA)

5) 900131 Trident Computer System - HP

     Consisting of: Pentium 333 MHz processor, 64 Mbytes RAM, 6.4 Gbyte hard disk, 32x CDROM, microfloppy disk, 17" svga monitor, mouse/keyboard, Windows NT 4.0 and Microsoft OfficePro 97 supplied with Trident Control Software. Provided with 3 year HP warranty (1st year on site; 2nd & 3rd years return to HP.)

6) Trident Control Software provides software routines to define solvents/ reagents and diversity reagents to be used in synthesis, definition of synthesis program based on fluid movements, program control, reaction times, and instrument control functions, solvent usage calculations, autosampler and sample collector control functions, and system monitors of programming, plumbing, and mechanical status. Provided on CD ROM.

                                   EXHIBIT C

                                 SPECIFICATIONS


                     TRIDENT AUTOMATED LIBRARY SYNTHESIZER


                            INSTALLATION VALIDATION



The following document describes validation parameters for installation of the Trident Automated Library Synthesizer. An instrument which demonstrates adherence to these parameters is considered by Argonaut Technologies to be a successfully installed, fully operational instrument capable of meeting all published specifications, and one which demonstrates no damage in shipment.


SITE REQUIREMENTS

Operational Requirement                 Specification                 Actual (Result)
Lab temp                                18 degrees C to 25 degrees C

Lab humidity                            equal to or greater than
                                        70% RH

Recommended ventilation flow            Approx. 40 cfm
(with all doors closed)

Regulated N. pressure                   35 to 50 psi

Regulated He pressure                   15 psi

Regulated Compressed dry air            50 psi
pressure (or use N. gas)                Dryness equal to or less than
                                        0.01% H.O.

Line voltage/current capacity           Dedicated circuit, 200 to 240
                                        VAC @ 30 Amps

ELECTRONIC INTEGRITY


SPECIFICATION:

All circuits working as designed. No connectors loose.


VALIDATION PROCEDURE:

Run pre-programmed automated procedure to exercise all valves and heaters. Check runfile for valve or heater errors. Attach a copy of the runfile to installation validation documentation.


RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)


PLUMBING INTEGRITY

SPECIFICATION:

All pneumatic and liquid plumbing connects as per plumbing schematics. No loose or leaking pneumatic fittings.

VALIDATION PROCEDURE:

Check all fittings for tightness. Reconnect and/or tighten as necessary.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)



INTERNAL LEAK/OBSTRUCTION CHECK

SPECIFICATION:

1. No leaks or obstructions on pressure supply side (low, high and very low inputs).
2.   No leaks or obstructions in delivery/valving RV side.
3.   RVs hold pressure in cassette when sealed.

VALIDATION PROCEDURE:

1a) Supply side: Perform a supply side pressure test to validate integrity of the gas input pneumatics. Verify no appreciable leaks.

1b) Bottle leak test: Perform a bottle pressure test to validate integrity of bottle sealing and pressure system. Verify no appreciable leaks.

2 Perform a system leak test, checking for leaks or obstructions in all delivery pathways. Verify no obstructions or appreciable leaks.

3) Perform a leak test on all 192 vessels of 4 cassettes. Verify no appreciable leaks.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)

AS CALIBRATION


SPECIFICATION:
AutoSampler performs accurate and precise septa puncture and movement to the needle wash ports.

VALIDATION PROCEDURE:
Perform an AutoSampler calibration verification procedure, utilizing a visual verification of XYZ alignment with all vial positions and needle wash/waste positions.

RESULT:
(Argonaut Installation Engineer to enter result here and attach supporting documentation)








HEATING


SPECIFICATION:
Rate: Ambient - 10 degrees Celsius to 90 degrees Celcius in 30 minutes
Rate: Ambient - 10 degrees Celsius to 150 degrees Celcius in 45 minutes
Accuracy: = 5 degrees Celcius or 5% of setpoint, whichever is greater

VALIDATION PROCEDURE:
Run the preprogrammed "Heating and Cooling Test". Check Runfile for time and temperature readings in the heating ranges. Verify specifications are met. Attach runfile to installation validation documentation.

RESULT:
(Argonaut Installation Engineer to enter result here and attach supporting documentation)

COOLING


SPECIFICATION:

Rate: Ambient -40 (degrees)C in 30 minutes
Rate: 150 (degrees)C to -40 (degrees)C in 30 minutes
Accuracy: + or (-) 5 (degrees)C or 5% of setpoint, whichever is greater

VALIDATION PROCEDURE:

Make sure a LN2 cryo tank, with sufficient capacity has been connected before you run the above "Heating and Cooling test". After the run, check the runfile for time and temperature readings in the cooling ranges. Verify specifications are met. Attach runfile to installation validation documentation.

RESULT:









DIVERSITY REAGENT DELIVERY ACCURACY/PRECISION (AUTOSAMPLER)


SPECIFICATION:

Range: minimum 50 nanoliters to 3ml in 5 nanoliter increments
Accuracy: + or (-) 15 nanoliters ((less than)200 nanoliters): + or (-) 5% ((greater than)200 nanoliters)

VALIDATION PROCEDURE:

Run the preprogrammed "Solvent/Reagent Delivery Test" utilizing water or DMP in the AutoSampler, Reagent and Solvent locations, and a cassette with 48 fully prepared vials. Measure the volume in the collection vials which correspond to AutoSampler deliveries using gravemetric determination, or transfer to a graduated cylinder. All deliveries tested should be within the accuracy range.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)

REAGENT DELIVERY ACCURACY/PRECISION (SMALL AND LARGE SYRINGE)

SPECIFICATION:

Range: minimum 50 nanoliters to 3 ml in 10 nanoliter increments
Accuracy: + or (-) 5%

VALIDATION PROCEDURE:

As above, run the preprogrammed "Solvent/Reagent Delivery Test" utilizing water or DMF in the AutoSampler. Reagent and Solvent locations, and a cassette with 48 fully prepared vials. Measure the volume in the collection vials which correspond to syringe deliveries using gravemetric determination, or transfer to a graduated cylinder. All deliveries tested should be within the accuracy range.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)

AGITATION RATE VALIDATION

SPECIFICATION:

Rate: 0 to 400 strokes per minute
Accuracy: + or (-) 10%

VALIDATION PROCEDURE:

Using a tachometer, check the actual frequency of each agitator against the programmed frequency at max speed (400 strokes per minute). Result should be within the accuracy range for each agitator tested.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)

SYSTEM INTEGRATION CHECK

SPECIFICATION:

All relevant modules perform as required in a pre-programmed system wide test utilizing a typical solvent.

VALIDATION PROCEDURE:

Utilize results of "Solvent/Reagent Delivery Test" to validate system integration check. Analyze runfile for errors. Attach a copy of the runfile to the installation validation documentation.

RESULT:

(Argonaut Installation Engineer to enter result here and attach supporting documentation)

                                   EXHIBIT D

                            SITE/SPACE REQUIREMENTS

INSTRUMENT COMPONENT DIMENSIONS

The following dimensions represent actual component dimensions. This information will be useful for instrument clearances and weight support during transit.

Component                               Height         Width          Length         Weight
Main Module (free standing on wheels)   57"            50.25"         63"            800 lbs
                                        144.8 cm       76.85 cm       160 cm
AutoSampler (215)
AutoSampler (223)
Syringe Module

SYSTEM SPACE REQUIREMENTS

The following dimensions represent the requirements for placement of a Trident(TM) and components in a laboratory, and take into account all clearances needed for the entire Trident(TM) system.

HEIGHT

With model 215 AutoSampler and Syringe Module on top: 86" - 218.5 cm With model 223 AutoSampler and Syringe Module on top:

WIDTH

With required rear clearance: 36" - 91.44 cm
With required rear clearance, solvent doors open in front: 55.5" - 141 cm

LENGTH

With side panel access on right side: 80.5" - 204.5 cm
With PC desk on right:
Length, with PC on Right, 230L dewar on left.
Length, with PC on right, 230L dewar and 50L solvent kegs(4) on right:

SPECIAL SPACE CONSIDERATIONS

EXTERNAL SOLVENT KEGS - External solvent kegs (up to 4) will need to be located within several feet of the main module on the left side.

CRYO DEWAR - External cryo dewar used for chilling reactions will need to be located within 4 feet of the main module to the left side

PC CONTROLLER - The PC controller can be located to the right or left side of the Trident(TM) main module within several feet, and on a (user supplied) bench or table. For each of operation, it is recommended to locate the PC to the right of the instrument.

                                   EXHIBIT E

                                   INSURANCE

Evidence of Insurance is attached and marked as Exhibit E.

------------------------------------------------------------------------------------------------------------------------------------
ACORD(TM)     CERTIFICATE OF LIABILITY INSURANCE                                             DATE (MM/DD/YY)
                                                                                                09/22/98
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
ABD Technology                                                               ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
ALBURGER BASSO de GROSZ INS.                                                 HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
301 Island Parkway, Suite 100                                                ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Belmont, CA 94002                                                          ---------------------------------------------------------
                                                                                          INSURERS AFFORDING COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                    INSURER A: St. Paul Fire & Marine
Argonaut Technologies                                                      ---------------------------------------------------------
887 Industrial Road, Ste G                                                 INSURER B: Fireman's Fund Insurance
San Carlos, CA 94070                                                       ---------------------------------------------------------
                                                                           INSURER C:
                                                                           ---------------------------------------------------------
                                                                           INSURER D:
                                                                           ---------------------------------------------------------
                                                                           INSURER E:
------------------------------------------------------------------------------------------------------------------------------------

COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS
SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN
REDUCED BY PAID CLAIMS.
                                                              POLICY        POLICY
                                                              EFFECTIVE     EXPIRATION
INSTR                                           POLICY        DATE          DATE
 LTR      TYPE OF INSURANCE                     NUMBER        (MM/DD/YY)    (MM/DD/YY)   LIMITS
------------------------------------------------------------------------------------------------------------------------------------
  A       GENERAL LIABILITY                     TE01600570    01/01/98      01/01/99       EACH OCCURRENCE               $1,000,000
          [X] COMMERCIAL GENERAL LIABILITY                                                 ----------------------------------------
          [ ] [ ] CLAIMS MADE  [X] OCCUR                                                   FIRE DAMAGE (Any one fire)    $1,000,000
          [X] EMP. BENEFITS                                                                ----------------------------------------
          [ ] 1,000,000 LIMIT                                                              MED EXP (Any one person)      $10,000
          GENL AGGREGATE LIMIT APPLIES PER                                                 ----------------------------------------
          [ ] POLICY   [ ] PROJECT   [ ]  LOC                                              PERSONAL & ADV INJURY         $1,000,000
                                                                                           ----------------------------------------
                                                                                           GENERAL AGGREGATE             $2,000,000
                                                                                           ----------------------------------------
                                                                                           PRODUCTS-COMP/OP AGG          $2,000,000
------------------------------------------------------------------------------------------------------------------------------------
  A       AUTOMOBILE LIABILITY                  TE01600570    01/01/98      01/01/99       COMBINED SINGLE LIMIT
          [ ] ANY AUTO                                                                     (as accident)                 $1,000,000
          [ ] ALL OWNED AUTOS                                                              ----------------------------------------
          [ ] SCHEDULED AUTOS                   Hired Car Phy                              BODILY INJURY
          [X] HIRED AUTOS                       Damage                                     (Per person)                  $
          [X] NON-OWNED AUTOS                   Limit: ACV                                 ----------------------------------------
          [X] COMPREHENSIVE                     $1,000 DED.                                BODILY INJURY
          [X] COLLISION                         $1,000 DED.                                (Per accident)                $
                                                                                           ----------------------------------------
                                                                                            PROPERTY DAMAGE
                                                                                           (Per accident)                $
------------------------------------------------------------------------------------------------------------------------------------
          GARAGE LIABILITY                                                                 AUTO ONLY  -  EA ACCIDENT     $
          [ ] ANY AUTO                                                                     ----------------------------------------
          [ ]                                                                              OTHER THAN        EA ACC      $
                                                                                           AUTO ONLY:           AGG      $
------------------------------------------------------------------------------------------------------------------------------------
  A       EXCESS LIABILITY                      TE01600570    08/17/98      01/04/99       EACH OCCURRENCE               $1,000,000
          [X] OCCUR  [ ] CLAIMS MADE                                                       AGGREGATE                     $1,000,000
          [ ]                                                                                                            $
          [ ] DEDUCTIBLE                                                                                                 $
          [X] RETENTION $10,000                                                                                          $
------------------------------------------------------------------------------------------------------------------------------------
  B       WORKERS COMPENSATION AND              WZC80761613   01/04/98      01/04/99       X WC STATU-            OTH-
          EMPLOYERS' LIABILITY                                                               TORY LIMITS           ER
                                                                                           E.L. EACH ACCIDENT            $1,000,000
                                                                                           E.L. DISEASE EA EMPLOYEE      $1,000,000
                                                                                           E.L. DISEASE - POLICY LIMIT   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
  A       OTHER Blanket                         TE01600570    01/01/98      01/01/99       $1,000 Deductible
          Pers. Property                                                                   $2,700,000 Limit
          Blanket EDP                                                                      $899,800 Limit
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Replacement Cost and Special Form incl Theft applies to Property Coverage.
Transit Limit: $60,000; Exhibition Limit: $60,000; AOL Limit:$71,000
Business Income Limit: $5,590,000; Off Premises Power Limit: $1,000,000
Employee Dishonesty Limit: $60,000 - Deductible $1,000

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER   ADDITIONAL INSURED: INSURER LETTER     CANCELLATION Ten Day Notice for Non-Payment
------------------------------------------------------------------------------------------------------------------------------------
                                                            SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
Argonaut Technologies, Inc.                                 EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30
887 Industrial Road, Suite G                                DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
San Carlos, CA 94070                                        FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND
                                                            UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
                                                            ------------------------------------------------------------------------
                                                            AUTHORIZED REPRESENTATIVE

                                                            (illegible)
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-5 (7/97) 1 OF 2 #S117584/M117570                                                            MAB  (R) ACORD CORPORATION 1985



------------------------------------------------------------------------------------------------------------------------------------
ACORD(TM)     CERTIFICATE OF LIABILITY INSURANCE                                             DATE (MM/DD/YY)
                                                                                                09/22/98
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
ABD Technology                                                               ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
ALBURGER BASSO de GROSZ INS.                                                 HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
301 Island Parkway, Suite 100                                                ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Belmont, CA 94002                                                          ---------------------------------------------------------
                                                                                          INSURERS AFFORDING COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                    INSURER A: St. Paul Fire & Marine
Argonaut Technologies                                                      ---------------------------------------------------------
887 Industrial Road, Ste G                                                 INSURER B:
San Carlos, CA 94070                                                       ---------------------------------------------------------
                                                                           INSURER C:
                                                                           ---------------------------------------------------------
                                                                           INSURER D:
                                                                           ---------------------------------------------------------
                                                                           INSURER E:
------------------------------------------------------------------------------------------------------------------------------------

COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS
SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN
REDUCED BY PAID CLAIMS.
                                                              POLICY        POLICY
                                                              EFFECTIVE     EXPIRATION
INSTR                                           POLICY        DATE          DATE
 LTR      TYPE OF INSURANCE                     NUMBER        (MM/DD/YY)    (MM/DD/YY)   LIMITS
------------------------------------------------------------------------------------------------------------------------------------
  A       GENERAL LIABILITY                     TE01600604    01/01/98      01/01/99       EACH OCCURRENCE               $1,000,000
          [X] COMMERCIAL GENERAL LIABILITY                                                 ----------------------------------------
          [ ] [ ] CLAIMS MADE  [X] OCCUR        Foreign                                    FIRE DAMAGE (Any one fire)    $1,000,000
          [ ]                                  Liability                                  ----------------------------------------
          [ ]                                                                              MED EXP (Any one person)      $10,000
          GENL AGGREGATE LIMIT APPLIES PER                                                 ----------------------------------------
          [ ] POLICY   [ ] PROJECT   [ ]  LOC                                              PERSONAL & ADV INJURY         $1,000,000
                                                                                           ----------------------------------------
                                                                                           GENERAL AGGREGATE             $2,000,000
                                                                                           ----------------------------------------
                                                                                           PRODUCTS-COMP/OP AGG          $2,000,000
------------------------------------------------------------------------------------------------------------------------------------
  A       AUTOMOBILE LIABILITY                  TE01600604    01/01/98      01/01/99       COMBINED SINGLE LIMIT
          [ ] ANY AUTO                                                                     (as accident)                 $1,000,000
          [ ] ALL OWNED AUTOS                                                              ----------------------------------------
          [ ] SCHEDULED AUTOS                                                              BODILY INJURY
          [ ] HIRED AUTOS                                                                  (Per person)                  $
          [X] NON-OWNED AUTOS                                                              ----------------------------------------
          [ ]                                   Foreign Auto                               BODILY INJURY
          [ ]                                   DIC/Excess                                 (Per accident)                $
                                                                                           ----------------------------------------
                                                                                           PROPERTY DAMAGE
                                                                                           (Per accident)                $
------------------------------------------------------------------------------------------------------------------------------------
          GARAGE LIABILITY                                                                 AUTO ONLY  -  EA ACCIDENT     $
          [ ] ANY AUTO                                                                     ----------------------------------------
          [ ]                                                                              OTHER THAN        EA. ACC.    $
                                                                                           AUTO ONLY:            AGG     $
------------------------------------------------------------------------------------------------------------------------------------
          EXCESS LIABILITY                                                                 EACH OCCURRENCE               $
          [ ] OCCUR  [ ] CLAIMS MADE                                                       AGGREGATE                     $
          [ ]                                                                                                            $
          [ ] DEDUCTIBLE                                                                                                 $
          [ ] RETENTION $                                                                                                $
------------------------------------------------------------------------------------------------------------------------------------
  A       WORKER'S COMPENSATION AND             TE01600604    01/01/98      01/01/99         WC STATU-            OTH-
          EMPLOYERS' LIABILITY                  Foreign Vol.                                 TORY LIMITS           ER
                                                Compensation                               E.L. EACH ACCIDENT            $1,000,000
                                                                                           E.L. DISEASE EA EMPLOYEE      $1,000,000
                                                                                           E.L. DISEASE - POLICY LIMIT   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
          OTHER
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER   ADDITIONAL INSURED: INSURER LETTER     CANCELLATION Ten Day Notice for Non-Payment
------------------------------------------------------------------------------------------------------------------------------------
                                                            SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
Argonaut Technologies, Inc.                                 EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30
887 Industrial Road, Suite G                                DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
San Carlos, CA 94070                                        FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND
                                                            UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
                                                            ------------------------------------------------------------------------
                                                            AUTHORIZED REPRESENTATIVE

                                                            (illegible)
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-5 (7/97) 1 OF 2 #S117602/M117598                                                            MAB  (R) ACORD CORPORATION 1985

                                   IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

                                   DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing Insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

                                   IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

                                   DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing Insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

                                   EXHIBIT F

                              SITE ACCEPTANCE FORM


Date: _______________________________


Ms. Heather Corcoran
Logistics and Safety - Purchasing
Zeneca, Inc.
1800 Concord Pike
Wilmington, DE 19850

Dear Heather:


Argonaut Technologies, Inc. hereby notifies Zeneca Inc. that it has accepted the Installation Location, as that term is defined in the Purchase and License Agreement between Argonaut and Zeneca Inc., dated _______________________, as acceptable, in its present condition, for installation of the System, as defined in the Agreement, pursuant to the terms hereof.


_____________________________________

By: _________________________________

Title: ______________________________

Date: _______________________________

                                   EXHIBIT G

                                Proposed Price.
                      (ATTACH FINAL QUOTE FROM ARGONAUT).

[ARGONAUT      887 INDUSTRIAL ROAD, SUITE G
TECHNOLOGIES   SAN CARLOS, CA 94070
LOGO]          (650) 598-1350
               FAX (650) 598-1359

                                      ----------------------------------------------------------------------------------------------
                                      SALES ORDER      SALES ORDER ID   ORDER DATE           ORDER TYPE
                                                       004737           09/29/98             NORMAL
                                      ----------------------------------------------------------------------------------------------
                                      PAGE   CHG NO.   CHANGE DATE      CHANGE DESCRIPTION   CONFIRMED TO
                                      1         1      10/19/98                              HEATHER CORCORAN
                                      ----------------------------------------------------------------------------------------------
                                      CURRENCY         TERMS                                 REFERENCE
                                      USD              NET 15 DAYS
-----------------------------------   ----------------------------------------------------------------------------------------------
CUSTOMER P.O. NO.   ATTENTION         SHIP VIA                          FOB                  FREIGHT TERMS
35047660            MIKE KLIMAS       BEST WAY                          DESTINATION          NO CHARGE
-----------------------------------   ----------------------------------------------------------------------------------------------
SOLD TO PHONE NO.   SOLD TO FAX NO.   RESALE NO.                                                              TAX CODE
302-886-2857        302-886-2909      DE HAS NO STATE TAX                                    T = TAXABLE  R = RESALE  N = NONTAXABLE
-----------------------------------   ----------------------------------------------------------------------------------------------

S     ZENEC002                 S     ZENEC002                   B     ZENEC$02
O     ZENECA PHARMACEUTICALS   H     ZENECA PHARMACEUTICALS     I     ZENECA PHARMACEUTICALS
L     FAIRFAX RESEARCH CENTER  I     FAIRFAX RESEARCH CENTER    L     ATTN: ACCOUNTS PAYABLE FOC 2C
D     1800 CONCORD PIKE        P     1800 CONCORD PIKE          L     PO BOX 15437
      WILMINGTON DE 19803            WILMINGTON, DE                   WILMINGTON, DE
T     USA                      T     USA 19803                  T     USA 19850-5437
O                              O                                O

------------------------------------------------------------------------------------------------------------------------------------
LINE                 DESCRIPTION                 REQUEST/   ORDER QUANTITY   U/M     UNIT PRICE     PRICE       TAX CODE
       PART ID                                  SCHEDULED     BALANCE DUE          EXTENDED PRICE    CODE   DISC %   VAT CODE
       CUSTOMER PART ID      DWD REV      ECN   SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
1.00   TRIDENT AUTOMATED LIBRARY SYNTHESIZER     10/29/98          1          EA      [*]             LP    N
         900132                                  10/29/98          1                        [*]

2.00   TRIDENT AUTOSAMPLER UPGRADE-GILSON 215    10/29/98          1          EA      [*]             LP    N
         900136                    2             10/29/98          1                        [*]

3.00   TRIDENT VOLTAGE KIT, NORTH AMERICA        10/29/98          1          EA      [*]             LP    N
         900135                                  10/29/98          1                        [*]

4.00   WORKSTATION, SYS, HEWLETT PACKARD         10/29/98          1          EA      [*]             LP    N
         900133                      A           10/29/98          1                        [*]

             Customer will received an HP
             computer on this order.

5.00   ONE-TIME PRODUCT DISCOUNT                 10/29/98          1          EA      [*]             LP    N
                                                 10/29/98          1                        [*]
------------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL                                ORDER TAX AMOUNT   ORDER TAX AMOUNT 2   ORDER TAX AMOUNT 3   ORDER VAT   ORDER TOTAL

------------------------------------------------------------------------------------------------------------------------------------
ORDER TAKER   SALESMAN   REGION
    CY          SV        AMR     3                  Customer                                                 CONTINUED NEXT PAGE
--------------------------------------


[*] Confidential Treatment Requested

[ARGONAUT      887 INDUSTRIAL ROAD, SUITE G
TECHNOLOGIES   SAN CARLOS, CA 94070
LOGO]          (650) 598-1350
               FAX (650) 598-1359

                                      ----------------------------------------------------------------------------------------------
                                      SALES ORDER      SALES ORDER ID   ORDER DATE           ORDER TYPE
                                                       004737           09/29/98             NORMAL
                                      ----------------------------------------------------------------------------------------------
                                      PAGE   CHG NO.   CHANGE DATE      CHANGE DESCRIPTION   CONFIRMED TO
                                      2         1      10/19/98                              HEATHER CORCORAN
                                      ----------------------------------------------------------------------------------------------
                                      CURRENCY         TERMS                                 REFERENCE
                                      USD              NET 15 DAYS
-----------------------------------   ----------------------------------------------------------------------------------------------
CUSTOMER P.O. NO.   ATTENTION         SHIP VIA                          FOB                  FREIGHT TERMS
35047660            MIKE KLIMAS       BEST WAY                          DESTINATION          NO CHARGE
-----------------------------------   ----------------------------------------------------------------------------------------------
SOLD TO PHONE NO.   SOLD TO FAX NO.   RESALE NO.                                                              TAX CODE
302-886-2857        302-886-2909      DE HAS NO STATE TAX                                    T = TAXABLE  R = RESALE  N = NONTAXABLE
-----------------------------------   ----------------------------------------------------------------------------------------------

S     ZENEC002                 S     ZENEC002                   B     ZENEC$02
O     ZENECA PHARMACEUTICALS   H     ZENECA PHARMACEUTICALS     I     ZENECA PHARMACEUTICALS
L     FAIRFAX RESEARCH CENTER  I     FAIRFAX RESEARCH CENTER    L     ATTN: ACCOUNTS PAYABLE FOC 2C
D     1800 CONCORD PIKE        P     1800 CONCORD PIKE          L     PO BOX 15437
      WILMINGTON DE 19803            WILMINGTON, DE                   WILMINGTON, DE
T     USA                      T     USA 19803                  T     USA 19850-5437
O                              O                                O

------------------------------------------------------------------------------------------------------------------------------------
LINE                 DESCRIPTION                 REQUEST/   ORDER QUANTITY   U/M     UNIT PRICE     PRICE       TAX CODE
       PART ID                                  SCHEDULED     BALANCE DUE          EXTENDED PRICE    CODE   DISC %   VAT CODE
       CUSTOMER PART ID      DWD REV      ECN   SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
          *********BACK ORDERED*********
          SEE SCHEDULED SHIP DATE SECTION
          *******************************
          *******ORDER CONFIRMATION******
          Direct all order questions to:
          Cinthia Yesitis - Customer Svc.
                 Phone: 650-598-1350 x220
                   Fax: 650-598-1359
          US Toll Free: 888-598-1350 x220
          *DO NOT PAY FROM THIS DOCUMENT*
          *******************************
          Zeneca Payment Schedule:
          [*] due 15 days after
          delivery of all components of
          the system.
          [*] due 15 days after
          Zeneca's acceptance of the
          system. Such acceptance shall
          not exceed forty five (45) days
------------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL                                ORDER TAX AMOUNT   ORDER TAX AMOUNT 2   ORDER TAX AMOUNT 3   ORDER VAT   ORDER TOTAL

------------------------------------------------------------------------------------------------------------------------------------
ORDER TAKER   SALESMAN   REGION
    CY          SV        AMR     3                  Customer                                                 CONTINUED NEXT PAGE
--------------------------------------


[*] Confidential Treatment Requested

[ARGONAUT      887 INDUSTRIAL ROAD, SUITE G
TECHNOLOGIES   SAN CARLOS, CA 94070
LOGO]          (650) 598-1350
               FAX (650) 598-1359

                                      ----------------------------------------------------------------------------------------------
                                      SALES ORDER      SALES ORDER ID   ORDER DATE           ORDER TYPE
                                                       004737           09/29/98             NORMAL
                                      ----------------------------------------------------------------------------------------------
                                      PAGE   CHG NO.   CHANGE DATE      CHANGE DESCRIPTION   CONFIRMED TO
                                      3         1      10/19/98                              HEATHER CORCORAN
                                      ----------------------------------------------------------------------------------------------
                                      CURRENCY         TERMS                                 REFERENCE
                                      USD              NET 15 DAYS
-----------------------------------   ----------------------------------------------------------------------------------------------
CUSTOMER P.O. NO.   ATTENTION         SHIP VIA                          FOB                  FREIGHT TERMS
35047660            MIKE KLIMAS       BEST WAY                          DESTINATION          NO CHARGE
-----------------------------------   ----------------------------------------------------------------------------------------------
SOLD TO PHONE NO.   SOLD TO FAX NO.   RESALE NO.                                                              TAX CODE
302-886-2857        302-886-2909      DE HAS NO STATE TAX                                    T = TAXABLE  R = RESALE  N = NONTAXABLE
-----------------------------------   ----------------------------------------------------------------------------------------------

S     ZENEC002                 S     ZENEC002                   B     ZENEC$02
O     ZENECA PHARMACEUTICALS   H     ZENECA PHARMACEUTICALS     I     ZENECA PHARMACEUTICALS
L     FAIRFAX RESEARCH CENTER  I     FAIRFAX RESEARCH CENTER    L     ATTN: ACCOUNTS PAYABLE FOC 2C
D     1800 CONCORD PIKE        P     1800 CONCORD PIKE          L     PO BOX 15437
      WILMINGTON DE 19803            WILMINGTON, DE                   WILMINGTON, DE
T     USA                      T     USA 19803                  T     USA 19850-5437
O                              O                                O

------------------------------------------------------------------------------------------------------------------------------------
LINE                 DESCRIPTION                 REQUEST/   ORDER QUANTITY   U/M     UNIT PRICE     PRICE       TAX CODE
       PART ID                                  SCHEDULED     BALANCE DUE          EXTENDED PRICE    CODE   DISC %   VAT CODE
       CUSTOMER PART ID      DWD REV      ECN   SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
          after successful completion of
          installation.
------------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL                                ORDER TAX AMOUNT   ORDER TAX AMOUNT 2   ORDER TAX AMOUNT 3   ORDER VAT   ORDER TOTAL
   [*]     0                                                                                                             [*]
------------------------------------------------------------------------------------------------------------------------------------
ORDER TAKER   SALESMAN   REGION
    CY          SV        AMR     3                  Customer
--------------------------------------


[*] Confidential Treatment Requested

[ARGONAUT TECHNOLOGIES LOGO]

                TRIDENT(TM) AUTOMATED LIBRARY SYNTHESIZER SYSTEM

900132    TRIDENT AUTOMATED LIBRARY SYNTHESIZER
          --   Operators Manual and Installation Manual
          --   Installation and startup assistance provided by
               Argonaut service engineer.
          --   One year warranty on parts and labor.
          --   Trident Ship Kit
               (4) Trident Reaction Cassettes(TM)
               (192) Trident Reaction Vessel Assemblies
               (9) 250 ml Schott Reagent Bottles
               (4) 4 L Solvent Carriers
               (2) 15 L HDPE Waste Reservoir
               (1) Reagent Syringe
               (1) Solvent Syringe
               (1) Serial Cable

900167 GILSON 223 AUTOSAMPLER/SAMPLE COLLECTOR*: Modified to operate with Trident; includes valving, cabling, hardware interface, co-axial needle and autosampler and sample collector trays.

900135    TRIDENT VOLTAGE KIT

900091 TRIDENT COMPUTER SYSTEM (GATEWAY): 333 MHz Celeron CPU with 64 Mbytes RAM, 3.2 Gbyte hard drive, 13x CDROM, microfloppy disk, 15" svga monitor, mouse/keyboard, Windows NT 4.0 and Microsoft Office Pro 97 supplied with Trident Control Software. Provided with 3 year Gateway warranty (1st year on-site; 2nd-3rd years return to Gateway)

SUBSTITUTE OPTIONS:

*900136 GILSON 215 AUTOSAMPLER/SAMPLE COLLECTOR: Modified to operate with Trident; includes valving, cabling hardware interface, co-axial needle and autosampler and sample collector trays. Substitute 900136 for 900167.

*900133 TRIDENT COMPUTER SYSTEM (HP). (Substitute for 900091.): 333 MHz Pentium II CPU with 64 Mbytes RAM, 6.4 Gbyte hard drive, 32x CDROM, microfloppy disk, 17" svga monitor, mouse/keyboard, Windows NT 4.0 and Microsoft Office Pro 97 supplied with Trident Control Software. Provided with 3 year HP warranty (1st year on-site, 2nd-3rd years return to HP).

SPARE PARTS AND ACCESSORIES:

900168    TRIDENT REACTION CASSETTE WITH 48 REACTION VESSEL ASSEMBLIES
900165    TRIDENT EXTERNAL AGITATION-THERMAL UNIT

                       [ARGONAUT TECHNOLOGIES LETTERHEAD]

                                FIRST AMENDMENT

This is the First Amendment to the Purchase and License Agreement between Argonaut Technologies, Inc., and Zeneca Inc., with an Effective Date of October 30th, 1998. ("the Agreement") relating to the purchase of Trident Automation Library System products. If any inconsistency exists between the terms of the Agreement and the terms of this Amendment, then the terms of this Amendment shall control. The following modifications shall be made to the Agreement.

Article 3

Article 3.2 is hereby amended to read as follows:

        3.2(b) Installation shall be started at the Installation Location no later than February 15, 1998.


All other terms and conditions of the Agreement shall remain unchanged.

Agreed to:

Zeneca Inc.                               Argonaut Technologies Inc.

By: /s/ A.K. Willard                      By: /s/ Lissa A. Goldstein
    -------------------------------          -------------------------------

Date: 4 Jan. 99                           Date: 12/6/98
     ------------------------------          -------------------------------

                                SECOND AMENDMENT

This is the Second Amendment to the Purchase and License Agreement between Argonaut Technologies, Inc., and Zeneca Inc., with an Effective Date of October 30th, 1998, ("the Agreement") relating to the purchase of Trident Automation Library System products. If any inconsistency exists between the terms of the Agreement and the terms of this Amendment, then the terms of this Amendment shall control. The following modifications shall be made to the Agreement.

Article 3

Article 3.2 is hereby amended to read as follows:

        3.2 (b) Installation shall be started at the Installation Location no later than April 30, 1999.

Article 5.1

Article 5.1 is hereby amended to read as follows:

        5.1 General. Vendor warrants that the System will conform to the
                     Specifications set forth in Exhibit C upon the completion of installation and for twelve (12) months thereafter ("the initial Warranty Period").

All other terms and conditions of the Agreement shall remain unchanged.

Agreed to:
Zeneca Inc.                              Argonaut Technologies, Inc.

By: /s/ A.K. Willard                     By: /s/ Lissa A. Goldenstein
       -------------------------------          -------------------------------
Date:  30 March 99                       Date: 3/24/97
      --------------------------------         --------------------------------